UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2017

BONE BIOLOGICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-53078	42-1743430
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2 Burlington Woods Drive, Ste. 100 Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 552-4452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

This amendment No.1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K of Bone Biologics Corporation. (the “Company”) that was filed with the Securities and Exchange Commission on December 11, 2017. The Company filed the Current Report on Form 8-K to report that the Company had terminated its relationship with its previous auditor.

The purpose of this Amendment is to provide the previous auditor’s letter, a copy of which is attached as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter to the Securities and Exchange Commission from Anton & Chia, LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2017	Bone Biologics Corporation

	By:	/s/ STEPHEN R. LaNEVE
	Name:	Stephen R. LaNeve
	Title:	Chief Executive Officer

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